Exhibit 10.63

HERCULES TECHNOLOGY

GROWTH CAPITAL, INC.

Occam Networks, Inc.	January, 5, 2005
77 Robin Hill Road
Santa Barbara, CA 93117

Re: Amendment to the Senior Loan and Security Agreement dated as of December 17, 2004 (the “Loan Agreement”) by and among Occam Networks, Inc. (“Borrower”), Occam Networks (California), Inc. (“Grantor Subsidiary”) and Hercules Technology Growth Capital, Inc. (“Lender”).

Ladies and Gentlemen:

Reference is made to Section 1.1 “DEFINITIONS AND RULES OF CONSTRUCTION” of the above Loan Agreement and Borrower’s, Grantor Subsidiary’s and Lender’s desire to amend the Loan Agreement with respect to the defined term “Maturity Date.” Upon the execution hereof by Borrower, Grantor Subsidiary and Lender, the definition of “Maturity Date” is hereby amended as follows:

Delete the reference to “December 17, 2007” and replace with “December 31, 2007”.

All other terms and conditions of the Loan Agreement shall remain unchanged.

If your are in agreement with the foregoing please execute this letter agreement in the corresponding signature blocks set forth below.

Sincerely,

Hercules Technology Growth Capital, Inc.

Scott Harvey

Chief Legal Officer

Agreed and accepted this      day of January, 2005.

Borrower: Occam Networks, Inc.

Signature:	/s/ Howard Bailey

Title:	Chief Financial Officer

Grantor Subsidiary: Occam Networks (California), Inc.

Signature:	/s/ Howard Bailey

Title:	Chief Financial Officer

FOUR PALO ALTO SQUARE

3000 EL CAMINO REAL

SUITE 200

PALO ALTO, CA 94306

650-813-6200

650-813-6211

WWW.HERCULESTECH.COM